UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 2015

NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant's telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 30, 2015, NeuStar, Inc. (the “Company” or “Neustar”) announced its financial results for the second quarter of 2015. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On July 30, 2015, Neustar issued a press release announcing its financial results for the second quarter of 2015 and a press release announcing the completion of its acquisition of Bombora Technologies Pty Ltd (“Bombora”), based in Australia. Copies of the press releases containing these announcements are included as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.
As set forth in these press releases, Neustar will conduct an investor conference call to discuss the Company's results and acquisition today at 4:30 p.m. (Eastern Time). A replay of this call will be available to all those who cannot listen to the live broadcast.
The information in this report on Form 8-K under Items 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Earnings Release of Neustar, dated July 30, 2015.
99.2	Press Release of Neustar, dated July 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

Date:	July 30, 2015	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Release of Neustar, dated July 30, 2015.
99.2	Press Release of Neustar, dated July 30, 2015.